UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2014

SABINE PASS LIQUEFACTION, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-192373	27-3235920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street, Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.           Regulation FD Disclosure.

On August 20, 2014, representatives of Cheniere Energy Partners, L.P., the indirect parent of Sabine Pass Liquefaction, LLC, will attend the Citi MLP/Midstream Infrastructure Conference. A copy of the material to be used in connection with the conference is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.

The information included in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description

99.1*	Citi MLP/Midstream Infrastructure Conference Material.
_______________
*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LIQUEFACTION, LLC
Date:	August 20, 2014	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description

99.1*	Citi MLP/Midstream Infrastructure Conference Material.
_______________
*Furnished herewith